SUPPLEMENT DATED MAY 2, 2022
To the following variable annuity prospectus:
Allianz Index Advantage® New York
Dated April 29, 2022
ISSUED BY
Allianz Life Insurance Company of New York and Allianz Life® of NY Variable Account C
This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

The Index returns table in the Risk Factors – Risks Associated with Calculation of Performance Credits Section on Page 25 of the prospectus is updated as included below, to reflect the correct average annual Index returns without and with dividends for January 1, 2011 through December 31, 2021.

	January 1, 2011 through December 31, 2021
	S&P 500® Index	Nasdaq-100® Index	Russell 2000® Index	EURO STOXX 50®
Returns without dividends	14.84%	22.67%	12.57%	7.03%
Returns with dividends	17.11	24.05%	14.07%	10.88%

PRO-001-0422